Exhibit 10.1

AMENDMENT TO
ESCROW DEPOSIT AGREEMENT

THIS AMENDMENT dated as of June 22, 2015 (the “Amendment”) is between  MABVAX THERAPEUTICS HOLDINGS, INC., a Delaware corporation (the “Company”), having an address at 11588 Sorrento Valley Road, San Diego, CA 92121, OPKO Health, Inc., having an address at 4400 Biscayne Blvd. Miami, Florida 33137 (the “Principal Stockholder”) and SIGNATURE BANK (the “Escrow Agent”), a New York State chartered bank, having an office at 950 Third Avenue, 9th Floor.  New York, NY 10022 and amends the Escrow Deposit Agreement dated April 14, 2015 between the Company, the Principal Stockholder and Escrow Agent (the “Agreement”). All capitalized terms not herein defined shall have the meaning ascribed to them in the Agreement.

W I T N E S S E T H

  WHEREAS, the Company and Principal Stockholder wish to amend the Agreement to amend the definition of “Termination Date”.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree to amend the Agreement as follows:

1. Definitions.  Unless otherwise specified herein, each term used herein that is defined in the Escrow Agreement shall have the meaning assigned to such term in the Escrow Agreement.
2. The Third “Whereas” Clause  of the Agreement is revised to the following:

“WHEREAS, unless the Release Conditions are satisfied on or before the date that is sixteen (16) weeks from the date the Offering Proceeds are deposited into the Escrow Account, (the “Termination Date”), such funds shall be returned to the applicable investing subscribers in the Offering (the “Subscribers”) pursuant to the wire instructions set forth on Schedule I hereto; and”

3. Except as expressly amended by this Amendment, the provisions of the Escrow Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

MABVAX THERAPEUTICS HOLDINGS, INC.                                                                                           OPKO HEALTH, INC.

By:/s/J. David Hansen                                                                By: /s/ Kate Inman
Name: J. David Hansen                                                                             Name: Kate Inman
Title: President and CEO                                                                           Title: General Counsel

SIGNATURE BANK

By: /s/ John D. Gonzalez
Name: John D. Gonzalez
Title: Group Director/SVP

By: /s/ Marisol Figueroa
Name: Marisol Figueroa
Title: Associate Group Director